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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into the Company's previously filed Registration Statements on Form S-8 (File No. 33-41662), Form S-8 (File No. 333-27449), Form S-8 (File No. 33-84640), Form S-3 (File No. 33-84766) and Form
S-3 (File No. 33-80392).



                                    /s/ Arthur Andersen LLP
                                    -----------------------------------------
                                    Arthur Andersen LLP


Denver, Colorado,
  October 9, 1997